Exhibit 10.1
AMENDMENT No. 2, dated as of August 16, 2013 (this “Amendment”), to that certain credit agreement among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Parent Borrower”), the “Guarantors” identified in such Credit Agreement, the lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent and J.P. MORGAN EUROPE LIMITED, as London Agent (as such credit agreement is amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein (the “Amended Credit Agreement”);
WHEREAS, Section 11.01 of the Credit Agreement provides that the Credit Parties and the Required Lenders may amend the Credit Agreement and the other Credit Documents for certain purposes;
WHEREAS, the Borrower has requested (a) new Dollar Revolving Commitments (as defined in Exhibit A hereto) in the amount of $135,000,000 which shall replace (in an increased amount) the existing Dollar Revolving Commitments under the Credit Agreement, (b) new Limited Currency Revolving Commitments (as defined in Exhibit A hereto) in the amount of $150,000,000 which shall replace the existing Limited Currency Revolving Commitments under the Credit Agreement, (c) new Multicurrency Revolving Commitments (as defined in Exhibit A hereto) in the amount of $50,000,000 which shall replace the existing Multicurrency Revolving Commitments under the Credit Agreement, (d) new Term A-1 Loans (as defined in Exhibit A hereto) in an aggregate principal amount of $115,000,000 to refinance (in an increased amount) Term A Loans under the Credit Agreement and (e) new Term B-1 Loans (as defined in Exhibit A hereto) in an aggregate principal amount of $950,000,000 to refinance Term B Loans under the Credit Agreement;
WHEREAS, each Lender with Term B Loans that has executed this Amendment in its capacity as a Term B Lender and checked the box “Term B Lender Conversion Option” has agreed to have its outstanding Term B Loans converted to Term B-1 Loans on the Amendment No. 2 Effective Date;
WHEREAS, each Lender with Term B Loans that has executed this Amendment in its capacity as a Term B Lender and checked the box “Term B Lender Non-Conversion Option” has agreed to consent to the Amendment but has not agreed to have its outstanding Term B Loans converted to Term B-1 Loans on the Amendment No. 2 Effective Date (and such Term B Loans shall be repaid in cash upon the Amendment No. 2 Effective Date);
WHEREAS, each Lender with Term A Loans and/or Revolving Commitments that has executed this Amendment in its capacity as a Term A Lender and/or Revolving Lender, respectively shall consent to this Amendment;

WHEREAS, a Person that was not a Lender under the Credit Agreement prior to giving effect to Amendment No. 2 shall become a Lender thereunder by signing this Amendment and not checking any boxes on such Person’s signature page hereto;
WHEREAS, the Persons identified on Schedule I hereto have severally agreed to provide (i) Dollar Revolving Commitments, (ii) Limited Currency Revolving Commitments, (c) Multicurrency Revolving Commitments, (d) Term A-1 Loans and (e) Additional Term B-1 Commitments (as defined in Exhibit A hereto), in the respective amounts set forth opposite such Persons’ names on Schedule I hereto under the captions “Dollar Revolving Committed Amount”, “Limited Currency Revolving Committed Amount”, “Multicurrency Revolving Committed Amount”, “Term A-1 Loan Committed Amount” and “Additional Term B-1 Committed Amount” respectively; and
WHEREAS, JPMorgan Chase Bank, N.A. is executing this agreement in respect of its commitment to provide the Additional Term B-1 Commitment under this Amendment No. 2 (in such capacity, the “Additional Term B-1 Lender”).
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section I.Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (which, for clarity, reflects the amendments made pursuant to Amendment No. 1).
All of the Exhibits to the Credit Agreement are replaced by the Exhibits attached as Exhibit B hereto (including the amendment and restatement of the U.S. Security Agreement and the U.S. Pledge Agreement). To the extent any such Exhibit is to be executed by the Administrative Agent or Collateral Agent the Lenders hereby authorize the Administrative Agent or Collateral Agent, as the case may be, to execute such agreement or other document. For the avoidance of doubt, the U.S. Security Agreement and the U.S. Pledge Agreement shall be amended and restated and re-executed on the Amendment No. 2 Effective Date and the Lenders hereby authorize and instruct the Collateral Agent to enter into such amended and restated agreements.
Each Schedule to the Credit Agreement other than Schedule 2.01 is replaced by the Schedules attached as Exhibit C hereto.
Section 2.    Effectiveness. Section 1 of this Amendment shall become effective on the date that the conditions in Section 5.01 and 5.02 of the Amended Credit Agreement are satisfied (the “Amendment No. 2 Effective Date”) at which time the Credit Agreement in effect prior to date hereof shall be replaced in its entirety by the Credit Agreement attached hereto as Exhibit A.

Section 3.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01 of the Credit Agreement, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment.
Section 4.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
Section 6.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement, after giving effect to this Amendment, or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Credit Parties hereby (i) consents to this Amendment, (ii) confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby and (iii) agrees that all security interests granted by it pursuant to any Credit Document shall secure the Credit Agreement as amended by this Amendment.
Section 7.    SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE

NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN THE PRIOR PARAGRAPH OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER

AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
PARENT BORROWER:

LIVE NATION ENTERTAINMENT, INC.
By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    Executive Vice President
        General Counsel and Secretary

DOMESTIC GUARANTORS:

CONNECTICUT PERFORMING ARTS PARTNERS

By: NOC, INC.,
a general partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

By: CONNECTICUT AMPHITHEATER
DEVELOPMENT CORPORATION,
a general partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EVENING STAR PRODUCTIONS, INC.
EVENT MERCHANDISING INC.
FILLMORE THEATRICAL SERVICES
FLMG HOLDINGS CORP.
HARD EVENTS LLC
IAC PARTNER MARKETING, INC.
LIVE NATION LGTOURS (USA), LLC
LIVE NATION MARKETING, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
LIVE NATION WORLDWIDE, INC.
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
NOC, INC.
SHORELINE AMPHITHEATRE, LTD.
THE V.I.P. TOUR COMPANY
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER L.L.C.
TICKETMASTER MULTIMEDIA HOLDINGS LLC
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETMASTER-INDIANA, L.L.C.
TICKETWEB, LLC
TM VISTA INC.
TNA TOUR II (USA) INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

CAREER ARTIST MANAGEMENT LLC
FRONT LINE MANAGEMENT GROUP, INC.
ILA MANAGEMENT, INC.
LIVE NATION MERCHANDISE, INC.
LIVE NATION TICKETING, LLC
LIVE NATION VENTURES, INC.
MORRIS ARTISTS MANAGEMENT LLC
SPALDING ENTERTAINMENT, LLC
VECTOR MANAGEMENT LLC
VECTOR WEST, LLC
VIP NATION, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles

Title:	Executive Vice President, General Counsel and Secretary

LIVE NATION - HAYMON VENTURES, LLC
LIVE NATION BOGART, LLC
LIVE NATION STUDIOS, LLC
LN ACQUISITION HOLDCO LLC
MICHIGAN LICENSES, LLC
MUSICTODAY, LLC
WILTERN RENAISSANCE LLC

By:    LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

EVENTINVENTORY.COM, INC.
NETTICKETS.COM, INC.
OPENSEATS, INC.
PREMIUM INVENTORY, INC.
SHOW ME TICKETS, LLC
TICKETSNOW.COM, INC.
TNOW ENTERTAINMENT GROUP, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President and Assistant Secretary

HOB MARINA CITY, INC.
HOUSE OF BLUES SAN DIEGO, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President and Chief Accounting Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, L/C Issuer, Swingline Lender and a Lender
By:    /s/ John Kowalczuk
Name:    John G. Kowalczuk
Title:    Executive Director

The undersigned evidences its consent to the amendments reflected in this Amendment.
JPMORGAN CHASE BANK, N.A.

By:    /s/ John Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

TERM B LENDER CONVERSION OPTION:

X The above Lender is a Term B Lender and, in such capacity, agrees to convert all of its Term B Loans into Term B-1 Loans.

TERM B LENDER NON-CONVERSION OPTION:

___The above Lender is a Term B Lender and, in such capacity, will not convert all of its Term B Loans into Term B-1 Loans.

TERM A LENDERS AND REVOLVING LENDERS:

X The above Lender is a Term A Lender and/or Revolving Lender.

Schedule I
Dollar Revolving Commitments

Dollar Revolving Lender	Dollar Revolving Committed Amount	Dollar Revolving Commitment Percentage
JPMorgan Chase Bank, N.A.	$11,722,222.22	8.68312757%
Bank of America, N.A.	$13,500,000.00	10.00000000%
Goldman Sachs Lending Partners LLC	$13,500,000.00	10.00000000%
HSBC Bank USA, National Association	$13,500,000.00	10.00000000%
Morgan Stanley Bank, N.A.	$13,500,000.00	10.00000000%
The Royal Bank of Scotland plc	$18,500,000.00	13.70370370%
The Bank of Nova Scotia	$13,500,000.00	10.00000000%
Wells Fargo Bank, National Association	$13,500,000.00	10.00000000%
Union Bank, N.A.	$9,000,000.00	6.66666667%
SunTrust Bank	$10,277,777.78	7.61316873%
U.S. Bank National Association	$4,500,000.00	3.33333333%
Total	$135,000,000.00	100.00000000%

Limited Currency Revolving Commitments

Limited Currency Revolving Lender	Limited Currency Revolving Committed Amount	Limited Currency Revolving Commitment Percentage
JPMorgan Chase Bank, N.A.	$21,666,666.67	14.44444444%
Bank of America, N.A.	$15,000,000.00	10.00000000%
Goldman Sachs Lending Partners LLC	$15,000,000.00	10.00000000%
HSBC Bank USA, National Association	$15,000,000.00	10.00000000%
Morgan Stanley Bank, N.A.	$15,000,000.00	10.00000000%
The Royal Bank of Scotland plc	$15,000,000.00	10.00000000%
The Bank of Nova Scotia	$15,000,000.00	10.00000000%
Wells Fargo Bank, National Association	$15,000,000.00	10.00000000%
Union Bank, N.A.	$10,000,000.00	6.66666667%
SunTrust Bank	$8,333,333.33	5.55555556%
U.S. Bank National Association	$5,000,000.00	3.33333333%
Total	$150,000,000.00	100.00000000%

Multicurrency Revolving Commitments

Multicurrency Revolving Lenders	Multicurrency Revolving Committed Amount	Multicurrency Revolving Commitment Percentage
JPMorgan Chase Bank, N.A.	$15,000,000.00	30.00000000%
Bank of America, N.A.	$5,000,000.00	10.00000000%
Goldman Sachs Lending Partners LLC	$5,000,000.00	10.00000000%
HSBC Bank USA, National Association	$5,000,000.00	10.00000000%
Morgan Stanley Bank, N.A.	$5,000,000.00	10.00000000%
The Bank of Nova Scotia	$5,000,000.00	10.00000000%
Wells Fargo Bank, National Association	$5,000,000.00	10.00000000%
Union Bank, N.A.	$3,333,333.33	6.66666667%
U.S. Bank National Association	$1,666,666.67	3.33333333%
Total	$50,000,000.00	100.00000000%

Term A-1 Loan Commitments

Term A-1 Lenders	Term A-1 Loan Committed Amount
JPMorgan Chase Bank, N.A.	$16,611,111.11
Bank of America, N.A.	$11,500,000.00
Goldman Sachs Lending Partners LLC	$11,500,000.00
HSBC Bank USA, National Association	$11,500,000.00
Morgan Stanley Bank, N.A.	$11,500,000.00
The Royal Bank of Scotland plc	$11,500,000.00
The Bank of Nova Scotia	$11,500,000.00
Wells Fargo Bank, National Association	$11,500,000.00
Union Bank, N.A.	$7,666,666.67
SunTrust Bank	$6,388,888.89
U.S. Bank National Association	$3,833,333.33
Total	$115,000,000.00

Additional Term B-1 Loan Commitments

Additional Term B-1 Lender	Additional Term B-1 Loan Committed Amount
JPMorgan Chase Bank, N.A.	$490,495,365.53
Total	$490,495,365.53